Exhibit 99.1

Deloitte & Touche LLP Suite 301 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 www.deloitte.com

SHAP 2018-1, LLC

1251 Avenue of the Americas, Floor 50

New York, New York 10020

Independent Accountants’ Report

on Applying Agreed-Upon Procedures

We have performed the procedures described below, related to certain information with respect to a portfolio of mortgage loans in connection with the proposed offering of CFMT 2025-AB3 LLC, Asset-Backed Notes, Series 2025-1. SHAP 2018-1, LLC (the “Company”) is responsible for the information provided to us, including the information set forth in the Statistical Data File (as defined herein).

The Company has agreed to the procedures and acknowledged that the procedures performed are appropriate to meet the intended purpose of evaluating the accuracy of certain information set forth on the Statistical Data File. Additionally, Nomura Securities International, Inc., Barclays Capital Inc., and Performance Trust Capital Partners, LLC (collectively with the Company, the “Specified Parties”) have agreed to the procedures and acknowledged that the procedures performed are appropriate for their purposes. This report may not be suitable for any other purpose. The procedures performed may not address all of the items of interest to a user of the report and may not meet the needs of all users of the report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. Consequently, we make no representations regarding the appropriateness of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

We performed certain procedures on earlier versions of the Statistical Data File and communicated differences prior to being provided the final Statistical Data File which was subjected to the procedures described below.

Agreed-Upon Procedures

On May 5, 2025, representatives of the Company provided us with a computer generated mortgage asset data file and related record layout containing data, as represented to us by the Company, as of the close of business March 31, 2025, with respect to 1,631 mortgage loans (“Statistical Data File).

Member of Deloitte Touche Tohmatsu Limited

At the Company’s instruction, we performed certain comparisons and recomputations for each of the mortgage loans relating to the mortgage asset characteristics (the “Characteristics”) set forth on the Statistical Data File and indicated below.

Characteristics

1	Servicer ID (for informational purposes only)	30	ARM Index
2	WAM ID (for informational purposes only)	31	ARM Margin
3	Servicer (for informational purposes only)	32	ARM Rate Change Frequency
4	Intended Servicing Strategy	33	ARM Next Rate Adjustment Date
5	Property City	34	ARM Periodic Rate Cap
6	Property State	35	ARM Max Rate
7	Property Zip Code	36	Property Type
8	Loan Status	37	Property Unit Count
9	Product Type	38	Occupancy Status
10	Initial Advance	39	Borrower Birth Date
11	Total Current Unpaid Balance	40	Borrower Death Date
12	Initial Advance Limit	41	Borrower Gender
13	Total Advance Limit	42	Co borrower Birth Date
14	Current Net Principal Limit	43	Co borrower Death Date
15	Current Life Expectancy Set-Aside Amount	44	Co borrower Gender
16	Current Payment Plan	45	Non-Borrowing Spouse Flag
17	Current Net Line of Credit	46	Bankruptcy Filed Date
18	Term Payments Remaining	47	Bankruptcy Discharged Date
19	Current Monthly Payment	48	Bankruptcy Dismissed Date
20	Closing Date	49	Bankruptcy Motion For Relief Granted Date
21	MIC Endorsement Date	50	Active Bankruptcy Flag
22	Maximum Claim Amount	51	Original Appraisal Date
23	MCA Percentage	52	Original Appraisal Value
24	Current Interest Rate	53	Most Recent Property Value
25	Debenture Interest Rate	54	Most Recent Property Value Date
26	MIP Rate	55	Most Recent Property Value Type
27	Servicing Fee	56	Normal Method of Foreclosure
28	Interest Type	57	Borrower Age
29	Original Interest Rate	58	Co borrower Age (as applicable)

We compared Characteristics 4. through 56. to the corresponding information set forth on or derived from electronic mortgage loan files, prepared, created and delivered by the Company, from the Servicer’s servicing system, as of close of business March 31, 2025 (collectively, the “Servicer System File”).

With respect to Characteristic 57., we recomputed the Borrower Age as the number of years between (i) the Borrower Birth Date (as set forth on the Servicer System File) and (ii) March 31, 2025.

With respect to Characteristic 58., we recomputed the Co Borrower Age as the number of years between (i) the Co Borrower Birth Date (as set forth on Servicer System File) and (ii) March 31, 2025.

The loan documents described above and any other related documents used in support of the Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Source Documents.” We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Source Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein. In addition, we make no representations as to whether the Source Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding mortgage loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Data File were found to be in agreement with the above-mentioned Source Documents.

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We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the mortgage loans underlying the Statistical Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the mortgage loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs. Also, such procedures would not necessarily reveal any material misstatement of the information referred to above. We have no responsibility to update this report for events and circumstances that occur subsequent to the date of this report.

We were engaged by the Company to perform this agreed-upon procedures engagement and conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants (“AICPA”). An agreed-upon procedures engagement involves the practitioner performing specific procedures that the engaging party has agreed to and acknowledged to be appropriate for the purpose of the engagement and reporting on findings based on the procedures performed. We were not engaged to conduct, and did not conduct, an (i) audit conducted in accordance with generally accepted auditing standards or (ii) examination or a review engagement conducted in accordance with attestation standards established by the AICPA, the objective of which would be the expression of an opinion or conclusion, respectively, on the Statistical Data File. Accordingly, we do not express such an opinion or conclusion, or any other form of assurance, including reasonable assurance. Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.

We are required to be independent of the Company and to meet our other ethical responsibilities, as applicable for agreed-upon procedures engagements set forth in the Preface: Applicable to All Members and Part 1 – Members in Public Practice of the Code of Professional Conduct established by the AICPA. Independence requirements for agreed-upon procedure engagements are less restrictive than independence requirements for audit and other attestation services.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

May 9, 2025